Exhibit 99.1

LRR Energy, L.P. March 5, 2015 Capital Link MLP Conference

1 . This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2014 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

. 2 Equity Market Capitalization $224 MM Net Debt $288 MM Enterprise Value $512 MM Current Yield 24.9% Proved Reserves 33.8 MMBoe % Proved Developed 88% Q4 2014 Production 6,641 Boe/d Total Proved Reserve Life (R/P) 14.0 LRR Energy Overview LRR Energy, L.P. . Upstream MLP formed in November 2011 (NYSE: LRE) . Seek to provide investors with stable distributions and exposure to growth through the development, acquisition and exploitation of mature oil and gas properties Market Valuation1 1 Market data based on 3/2/15 unit price of $7.99. Net debt as of 3/2/15 2 Reserves based on third party estimates using 12/31/14 SEC pricing Key Statistics2 Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure Permian Basin Mid-Continent Gulf Coast

. 3 . Operatorship allows for operational and engineering excellence (87% operated asset base) . LRE has operated core assets for numerous years . Maintain portfolio of actionable development opportunities . Maintain a conservative balance sheet and sufficient liquidity to fund growth . Use a prudent mix of debt and equity to fund acquisitions . Focused on increasing distribution coverage while providing growth . Target long-lived, low-risk properties . Proven management team with acquisition track record . Leverage industry relationships to source third party deals . Potential acquisitions from LRR and Lime Rock Partners . Aggressive use of hedges to lock in economics and to minimize cash flow volatility . General commodity hedge target of 65%-85% of estimated PDP production for a rolling 3-5 year period Strategy: Stable Cash Flows with Exposure to Growth Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure LRR Energy, L.P.

LRR Energy, L.P.

Quality Assets

Low Risk, Mature Assets

- Shallow production decline of ~11% for 2015
- 88% proved developed reserves
- 14.0 reserve life

Focused Portfolio

- Focused operations
- Three operating regions with scale
- Well, commodity and geographic diversification

Control Development

- Operate 87% of proved reserves
- Control project selection, timing and costs
- Nearly all acreage is held by production

Low-Cost Operator

- All major fields in primary production
- Q4 2014 field level cash costs of $14.81/Boe[1]
- Q4 2014 field level cash margin of 65%[2]

Developmental Inventory

- Low-risk proved inventory – 504 total gross projects
- 373 net development projects
- 208 gross drilling locations

1 Q4 2014 field level cash cost per Boe based on expenses of $9 million divided by production of approximately 611 MBoe. Expenses include Lease Operating Expenses of approximately $7 million and Production and Ad Valorem Taxes of approximately $2 million

2 Q4 2014 field level cash margin based on (Commodity Sales less Lease Operating Expenses and Production and Ad Valorem Taxes) divided by Commodity Sales

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. 5 Property Summary LRR Energy, L.P. 1 Reserves based on third party estimates using 12/31/14 SEC pricing BY PRODUCT 2014 Proved Reserve Characteristics1 BY CATEGORY BY AREA LRE Total Permian Basin Mid-Continent Gulf Coast Q4 2014 Production (Boe/d) 6,641 Proved Reserves (MMBoe) 33.8 % Proved Developed 88% % Liquids 52% Total Proved Reserve Life (R/P) 14.0 Producing Wells (gross) 1,292 Total Development Opportunities (gross) 504 % Operated By Total Proved Reserves 87%

6 . Permian Basin Region LRR Energy, L.P. 1 Reserves based on third party estimates using 12/31/14 SEC Pricing Proved Reserves1 . Key fields: Red Lake, Pecos Slope, Corral Canyon . Proved reserves1: 16.3 MMBoe (48% of total) . Q4 2014 Production: 3,576 Boe/d (54% of total) . 667 gross (531 net) producing wells . LRE operates 94% of proved reserves . 152,000 gross (124,000 net) acres . 366 gross development projects and 121 gross drilling locations . 2014 Capex of $16 million (86% of total budget) Chaves Eddy Lea Martin Ward Reagan

7 . Red Lake Field . Largest LRE field, predominantly liquids . Located in Eddy County, New Mexico . 30% of total proved reserves1 and 38% of total Q4 2014 production . 224 gross (203 net) producing wells . 99% LRE Operated . Sweet / sour crude with casing head gas . Low permeability carbonate reservoirs . Nearly all production via primary recovery . Multi year development program LRR Energy, L.P. 1 Reserves based on third party estimates using 12/31/14 SEC Pricing Proved Reserves1 Chaves Eddy Lea

LRR Energy, L.P.

Red Lake Field – Significant Inventory of Drilling Opportunities


System
Epoch/Series/ Stage
Time (M.Y.)
NW Shelf New Mexico
Permian
Pennsylvanian
Ochoan
251
Dewey Lake
Rustler
Salado
Castile
Artesia Group
Tansill
Yates
Seven Rivers
Queen
Grayburg
Guadalupian
Upper San Andres
Lower San Andres
Glorieta
Leonardian
Paddock
Blinebry
Tubb
Drinkard
Yeso
Abo
Wolfcampian
Wolfcamp
302
Virgilian
Cisco
Missourian
Canyon
Desmoinesian
Strawn
Atokan
Atoka
Morrowan
Morrow

2015 Red Lake Capital Plan

	New Wells	Recompletes / Workovers
Projects:	3	33
Average Gross EUR (MBoe):	78	39
Average Gross Cost ($MM):	$1.0	$0.3
F&D ($/Boe):	$13.91	$11.92
Average 30 Day IP (Boe/d):	144	60
Average Rate of Return[1]:	~26%	~60%

Total Proved Inventory

	New Wells	Recompletes
Projects:	73	122

Note: Total proved inventory is as of 12/13/14

1 Assumes strip pricing as of 12/31/14

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9 . Recompletions 0 10 20 30 40 50 60 70 80 90 100 3-Dec 3-Jan 3-Feb 3-Mar 3-Apr 3-May 3-Jun 3-Jul 3-Aug 3-Sep 3-Oct 3-Nov 3-Dec 3-Jan 3-Feb 3-Mar 3-Apr 3-May 3-Jun 3-Jul 3-Aug 3-Sep 3-Oct 3-Nov 3-Dec 3-Jan 3-Feb 3-Mar 3-Apr 3-May 3-Jun 3-Jul 3-Aug 3-Sep 3-Oct 3-Nov 3-Dec 3-Jan 3-Feb Boe/d Gross Gas Gross Oil Williams A #5 . Example of San Andres Recomplete . All 23 Red Lake wells drilled in 2014 were completed and are still producing in Yeso formation (no wells have been drilled in 2015) . All wells have San Andres pay behind pipe . Current San Andres Recompletes: ~$400,000 for 3 slickwater frac stages Estimated Project Economics1: . IRR: ~52% . ROI: ~2.7x 1 Based on strip pricing as of 12/31/14 through 2018, escalated at 3% annually LRR Energy, L.P.

10 . Mid-Continent and Gulf Coast Regions LRR Energy, L.P. Mid-Continent Overview . Key fields: Potato Hills, East Velma, Putnam, Stroud Prue Sand Unit . Proved reserves1: 14.2 MMBoe (42%) . Q4 2014 Production: 2,164 Boe/d (33%) . 151,800 gross (83,800 net) acres . LRE operates 77% of proved reserves . 129 gross development projects and 86 gross drilling locations Gulf Coast Overview . Key fields: New Years Ridge, George West-Stratton . Proved reserves1: 3.3 MMBoe (10%) . Q4 2014 Production: 901 Boe/d (14%) . 15,500 gross (12,000 net) acres . LRE operates 91% of proved reserves . 9 gross development projects and 1 gross drilling locations PROVED RESERVES1 (by Commodity) PROVED RESERVES1 (by Commodity) 1 Reserves based on third party estimates using 12/31/14 SEC pricing

11 . 2015 Capital Budget LRR Energy, L.P. . Oil-weighted capital budget of $19 million . Primarily consisting of: . 3 Red Lake drill wells . 26 Red Lake recompletes . 2 non-op Putnam wells Area Project

LRR Energy, L.P.

Significant Growth Potential – Multiple Acquisition Sources

LRR ENERGY

Drop-downs from Lime Rock Resources

- 3 drop-down deals since IPO ~$125 MM
- 66.5 MMBoe of proved reserves[1]
- ~$800 MM of current acquisition capacity
- Strategy includes future LRR funds

Joint Bids with Lime Rock Resources

- Expands LRE acquisition universe
- Supports ultimate drop-down strategy
- 21 major LRR acquisitions since 2006 for ~$2.1 BN

Acquisitions from Lime Rock Partners

- ~$4.0 BN of private capital commitments
- Potential asset acquisitions from portfolio companies

Acquisitions From Third Parties

- First third party deal
- Attractive market conditions
- Producers continue to fund shale growth with conventional asset sales

1 Estimated internal proved reserves as of 12/31/14. Pro forma for announced acquisitions and divestitures. Lime Rock Resources includes Fund II and Fund III

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LRR Energy, L.P.

Lime Rock Resources — Strong Committed Sponsor

LIME ROCK RESOURCES

- Formed in 2005 and consists of three investment funds
- Acquires mature, low-risk producing oil and natural gas properties in U.S. with long-lived production profiles
- Growing opportunity set of potential drop-down assets

Fund I

- Owns 30.5% of L.P. units

Fund II

- 37.3 MMBoe of proved reserves[1]
  - 64% oil / liquids
- ~7,700 Boe/d production[2]

Fund III

- $750 MM of committed equity capital
- 29.3 MMBoe of Proved Reserves[1]
  - 87% oil / liquids
- ~6,300 Boe/d production[2]

Potential High Liquid Margin Assets for Future Drop-downs


LRE
Lime Rock Resources


LRE / LRR Revenue[3]
$MM
$250
$200
$150
$100
$50
$0
24% Gas
76% Liquids
11% Gas
89% Liquids
LRR ENERGY
LIME ROCK RESOURCES

1 Estimated internal proved reserves as of 12/31/14
2 Estimated production as of February 2015
3 Last twelve months ended 12/31/14. Revenue excludes hedge gains and losses during the period. LRR includes Fund II and Fund III

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. 14 Conservative Financial Strategy . Strong balance sheet commitment . Target debt/Adjusted EBITDA of < 3.0x . Maintain adequate liquidity . Fund acquisitions with prudent leverage . Long-term financing plan . 40%-50% debt . 50%-60% equity LRR Energy, L.P. 1 LIBOR + 150-250 bps depending on utilization 2 LIBOR + 850 bps 3 Market data based on 3/2/15 and unit price of $7.99 4 Enterprise Value equals Equity Market Capitalization plus Total Debt less Cash As of March 2, 2015 ($ in thousands) Cash & Equivalents $2,022 Senior Credit Facility (Maturity Oct-19)1 $240,000 2nd Lien Term Loan (Maturity Apr-20)2 $50,000 Total Debt $290,000 Equity Market Capitalization3 $224,494 Enterprise Value4 $512,472 Senior Credit Facility Borrowing Base $260,000 Senior Credit Facility Availability $20,000 Liquidity $22,022 Pro Forma LTM Adjusted EBITDA $84,328 Total Debt / LTM Adjusted EBITDA 3.4x Total Debt / Enterprise Value 57%

15 . Robust Hedge Portfolio at Attractive Prices . 10% increase or decrease in commodity prices would affect 2015 EBITDA by less than 1%1 Note: Hedge prices based on weighted-average of swap prices 1 Portfolio as of 3/2/15 2 Hedge percentages based on assumed flat production through 2017 at 6,450 Boe/d and production mix of gas 45%, oil 40% and NGL 15% LRR Energy, L.P. Hedge Summary2 Weighted Average Price Oil Gas NGLs $93.16 $5.72 $34.46 Oil Gas NGLs $87.27 $4.29 NA Oil Gas NGLs $84.34 $4.61 NA Oil Gas NGLs $82.26 $4.28 NA

. 16 Investment Highlights LRR Energy, L.P. . Stable, low-risk and predictable properties . Operated, primary production and low cost asset portfolio Quality Assets . Multiple sources of acquisitions . Large internal project inventory Significant Growth Potential . Protects cash flow, distributions, revolver and capital program . Includes commodity, regional oil and gas basis and interest rates Comprehensive Hedging Program . Attractive, tax shielded yield . Significant unit price appreciation potential Compelling Valuation . Strong and growing sponsor . Additional Lime Rock Resources funds should lead to increased drop-down opportunities Committed Sponsor

17 . Appendix

Appendix

Lime Rock Overview

Lime Rock Management "Lime Rock"

- Founded in 1998
- ~$5.5 BN of private capital commitments

Lime Rock Partners "LRP"

- ~$4.0 BN of private capital commitments
- Consists of six funds

Lime Rock Resources "LRR"

- Formed in 2005
- Consists of three funds
- ~$2.1 BN invested in 21 major acquisitions
- ~$800 MM of additional acquisition capacity
- 66.5 MMBoe of proved reserves[1]
- Owns 30.5% of LRE's LP interests

LRR Energy, L.P. "LRE"

- Mature producing oil and natural gas properties
- 33.8 MMBoe of proved reserves[2]
- Three operating regions

1 Estimated internal proved reserves as of 12/31/14
2 Reserves based on third party estimates using 12/31/14 SEC pricing

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19 . Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Organization and Ownership Summary Lime Rock Resources ("LRR") Fund I Common Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 69.5% LP Interest 30.5% LP Interest Appendix Note: Ownership percentage as of 12/31/14

. 20 Management Team and Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Jonathan Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 25 Lime Rock Resources; Goldman Sachs (Managing Director) Charles Adcock Co-CEO and Director 39 Lime Rock Resources; Houston Exploration (Senior VP); Operational roles with various E&P companies Chris Butta Senior VP and Chief Engineer 32 Lime Rock Resources; Miller and Lents, Ltd. (Senior VP); ARCO Oil and Gas Company (Operations/Analytical Engineer) Tim Miller Executive VP and COO 33 Lime Rock Resources; El Paso Corporation (VP, Texas Gulf Coast Division; Petro-Lewis Corporation (Petroleum Engineer) Jaime Casas VP, CFO & Secretary 19 Laredo Energy (CFO); Credit Suisse (Director); Donaldson, Lufkin & Jenrette; Accenture

21 . Commodity Hedges Appendix Note: Portfolio as of 3/2/15 1 Hedge prices based on weighted-average of swap prices Current Hedge Position 2015 2016 2017 2018 (Full Year) (Full Year) (Full Year) (Full Year) NYMEX HH GAS SWAPS Gas Volumes (MMBtu) 5,500,236 5,433,888 5,045,760 2,374,800 Weighted Average Price1 $5.72 $4.29 $4.61 $4.28 NYMEX WTI OIL SWAPS Oil Volumes (Bbl) 757,321 610,131 473,698 562,524 Weighted Average Price1 $93.16 $87.27 $84.34 $82.26 NGL SWAPS NGLs Volumes (Bbl) 236,149 Weighted Average Price1 $34.46